UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 30, 2018

PACIFIC ETHANOL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21467	41-2170618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Capitol Mall, Suite 2060 Sacramento, California	95814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(916) 403-2123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment No. 3 to Credit Agreement

On March 30, 2018, Pacific Ethanol Pekin, LLC (“PE Pekin”), a wholly-owned subsidiary of Pacific Ethanol, Inc. (the “Company”), Compeer Financial, PCA (the “Lender”) and CoBank, ACB (“CoBank”) entered into an Amendment No. 3 to Credit Agreement (the “Amendment”) dated March 30, 2018 amending that certain Credit Agreement dated December 15, 2016 by and between PE Pekin, 1st Farm Credit Services, PCA, as lender, and CoBank, as cash management provider and agent (the “Credit Agreement”). The Amendment also amends and restates that certain First Amended and Restated Term Note dated August 7, 2017 by PE Pekin in favor of Lender (the “Term Note”).

 Descriptions of the Credit Agreement and the Term Note are set forth in the Company’s Current Reports on Forms 8-K for December 15, 2016 and August 7, 2017 filed with the Securities and Exchange Commission on December 20, 2016 and August 11, 2017, respectively, and are incorporated herein by this reference.

 The Amendment reduces PE Pekin’s working capital requirements and provides that PE Pekin and its subsidiaries shall collectively maintain working capital in an amount not less than $13.0 million commencing on March 31, 2018 and continuing at all times thereafter through November 30, 2018 and not less than $16.0 million commencing on December 1, 2018 and continuing at all times thereafter. The Amendment also contains numerous customary representations and warranties and other customary terms and conditions.

 The Amendment also amends and restates the Term Note with the provisions of a Second Amended and Restated Term Note dated March 30, 2018 by PE Pekin in favor of Lender in the principal amount of $64.0 million (the “Amended Term Note”) as described below under this Item 1.01.

 The description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this report and is incorporated herein by this reference.

Second Amended and Restated Term Note

 On March 30, 2018, PE Pekin executed the Amended Term Note.

 The Amended Term Note updates the number of PE Pekin’s remaining quarterly payments and principal balance as of the date of the Amendment.

 The description of the Amended Term Note does not purport to be complete and is qualified in its entirety by reference to the Amended Term Note, which is filed as Exhibit 10.2 to this report and is incorporated herein by this reference.

Item 1.02.	Termination of a Material Definitive Agreement.

On March 30, 2018, the Company’s subsidiaries Pacific Aurora, LLC, Pacific Ethanol Aurora East, LLC and Pacific Ethanol Aurora West, LLC (individually and collectively, the “Borrower”) and CoBank terminated that certain Credit Agreement dated December 15, 2016 by and between Borrower and CoBank (the “Pacific Aurora Credit Agreement”). Borrower agreed to pay CoBank an aggregate of $33,122.58, constituting all outstanding principal, interest, fees and other obligations, to terminate the Pacific Aurora Credit Agreement. Under the terms of the Pacific Aurora Credit Agreement, Borrower could borrow up to $30.0 million under the terms of a revolving term loan facility from CoBank that would mature on February 1, 2022 (the “Pacific Aurora Credit Facility”). Interest accrued at a rate equal to 4.0% plus the higher of (i) 0.000%, or (ii) the rate reported at 11:00 a.m. London time for the offering of one-month U.S. dollars deposits by Bloomberg Information Services, payable monthly. Borrower was required to pay a 0.75% per annum fee on any unused portion of the Pacific Aurora Credit Facility.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a)           On March 30, 2018, PE Pekin, Lender and CoBank entered into the Amendment and PE Pekin executed the Amended Term Note in favor of Lender, each dated March 30, 2018, as described under Item 1.01 above and incorporated herein by this reference.

(b)           Not applicable.

Item 8.01.	Other Events.

The Company has amended its Nominating and Corporate Governance Committee Charter (the “Amended Charter”) to emphasize its commitment to seek out highly qualified women and minority candidates as well as candidates with diverse backgrounds, skills and experiences as part of each board member candidate search the Nominating and Corporate Governance Committee undertakes.

The description of the Amended Charter does not purport to be complete and is qualified in its entirety by reference to the Amended Charter, which is filed as Exhibit 99.1 to this report and is incorporated herein by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	Number	Description

10.1	Amendment No. 3 to Credit Agreement, dated as of March 30, 2018, by and between Pacific Ethanol Pekin, LLC, Compeer Financial, PCA and CoBank, ACB (*)

10.2	Second Amended and Restated Term Note dated March 30, 2018 by Pacific Ethanol Pekin, LLC in favor of Compeer Financial, PCA (*)

99.1	Pacific Ethanol, Inc. Nominating and Corporate Governance Committee Charter

(*)	Filed herewith. All of the agreements filed as exhibits to this report contain representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2018	PACIFIC ETHANOL, INC.

	By:	/S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright Vice President, General Counsel and Secretary

EXHIBITS FILED WITH THIS REPORT

Number	Description

10.1	Amendment No. 3 to Credit Agreement, dated as of March 30, 2018, by and between Pacific Ethanol Pekin, LLC, Compeer Financial, PCA and CoBank, ACB

10.2	Second Amended and Restated Term Note dated March 30, 2018 by Pacific Ethanol Pekin, LLC in favor of Compeer Financial, PCA

99.1	Pacific Ethanol, Inc. Nominating and Corporate Governance Committee Charter